UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2016

Analog Devices, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-7819	04-2348234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way Norwood, MA		02062
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 329-4700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

In connection with the offering described below, Analog Devices, Inc. (“Analog Devices”) is updating its prior outlook for non-GAAP interest and other expense for the first fiscal quarter of 2017. Analog Devices now expects non-GAAP interest and other expense to be approximately $30 to $35 million per fiscal quarter until the closing of the proposed acquisition of Linear Technology Corporation (“Linear”). For the first quarter of fiscal 2017, this excludes adjustments in the amount of $8.5 million relating to the expected acceleration of the 364-day bridge fee amortization upon its termination.

With respect to the forward-looking information presented on a non-GAAP basis, Analog Devices is unable to provide a quantitative reconciliation to GAAP because the items that would be included or excluded, other than those described above, are difficult to predict and estimate and are primarily dependent on future events, including costs relating to the consummation and planned integration of Analog Devices’ pending acquisition of Linear, which is expected to close by the end of Analog Devices’ second fiscal 2017 quarter.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section; nor shall this Item 7.01 or any of the information contained herein be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events

On November 30, 2016, Analog Devices entered into an Underwriting Agreement among Analog Devices and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and MUFG Securities Americas Inc., as representatives of the several underwriters named therein (the “Underwriting Agreement”), pursuant to which Analog Devices intends to issue $400 million aggregate principal amount of 2.500% senior unsecured notes due December 5, 2021 (the “2021 Notes”), $550 million aggregate principal amount of 3.125% senior unsecured notes due December 5, 2023 (the “2023 Notes”), $900 million aggregate principal amount of 3.500% senior unsecured notes due December 5, 2026 (the “2026 Notes”) and $250 million aggregate principal amount of 4.500% senior unsecured notes due December 5, 2036 (the “2036 Notes” and, together with the 2021 Notes, the 2023 Notes and the 2026 Notes, the “Notes”) in a public offering pursuant to a registration statement on Form S-3 (File No. 333-207043) (the “Registration Statement”) and a related prospectus and prospectus supplement, each as filed with the Securities and Exchange Commission (the “SEC”). The Notes are to be issued under an indenture between Analog Devices and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”), as supplemented by a supplemental indenture to be entered into with the trustee. The offering is expected to close on December 5, 2016, subject to customary closing conditions.

Analog Devices expects that the net proceeds from the sale of the Notes will be approximately $2.075 billion after deducting underwriting discounts and estimated offering expenses. Absent a special mandatory redemption, Analog Devices intends to use the net proceeds to finance a portion of the cash consideration due in connection with its pending acquisition of Linear. In the event of a special mandatory redemption, Analog Devices intends to use the net proceeds from the 2026 Notes for general corporate purposes, which may include capital expenditures, repurchases of its common stock under its stock repurchase program, repayment or refinancing of existing indebtedness, dividend payments and acquisitions.

The above description is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

The full text of the press release issued in connection with the announcement of the pricing of the offering is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Analog Devices’ Annual Report on Form 10-K for the year ended October 29, 2016, under the section “Risk Factors,” which is on file with the SEC. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” “could” and “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections regarding our future financial performance, including interest and other expense; completion of the offering on the terms described, if at all; our anticipated growth and trends in our businesses; the proposed acquisition of Linear and financing for the proposed transaction; the ability to satisfy the conditions to closing of the proposed transaction, on the expected timing or at all; the ability to obtain required regulatory approvals for the proposed transaction, on the expected timing or at all, including the potential for regulatory authorities to require divestitures in connection with the proposed transaction; the occurrence of any event that could give rise to the termination of the merger agreement; the risk of stockholder litigation relating to the proposed transaction, including resulting expense or delay; higher than expected or unexpected costs associated with or relating to the transaction; the risk that expected benefits, synergies and growth prospects of the transaction may not be achieved in a timely manner, or at all; the risk that Linear’s business may not be successfully integrated with ours following the closing; the risk that we and Linear will be unable to retain and hire key personnel; and the risk that disruption from the transaction may adversely affect Linear’s or our business and relationships with their customers, suppliers or employees; our future liquidity, capital needs and capital expenditures; our future market position and expected competitive changes in the marketplace for our products; our ability to pay dividends or repurchase stock; our ability to service our outstanding debt; our expected tax rate; the effect of new accounting pronouncements; our ability to successfully integrate acquired businesses and technologies; and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions that are difficult to predict, including those identified in the section entitled “Risk Factors” and elsewhere in our Annual Report on Form 10-K. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements, including to reflect events or circumstances occurring after the date of the filing of this Current Report on Form 8-K, except to the extent required by law.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index attached hereto.

Important Additional Information Will Be Filed With The SEC

In connection with the proposed transaction, Analog Devices and Linear have filed and will file relevant information with the SEC, including a registration statement of Analog Devices on Form S-4 (the “registration statement”) that includes a prospectus of Analog Devices and a proxy statement of Linear (the “proxy statement/prospectus”). INVESTORS AND SECURITY HOLDERS OF LINEAR ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ANALOG DEVICES, LINEAR AND THE PROPOSED TRANSACTION. A definitive proxy statement/prospectus has been sent to Linear’s shareholders. The registration statement, proxy statement/prospectus and other documents filed by Analog Devices with the SEC may be obtained free of charge at Analog Devices’ website at www.analog.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Analog Devices by requesting them by mail at Analog Devices, Inc., One Technology Way, P.O. Box 9106, Norwood, MA 02062-9106, Attention: Investor Relations, or by telephone at (781) 461-3282. The documents filed by Linear with the SEC may be obtained free of charge at Linear’s website at www.linear.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Linear by requesting them by mail at Linear Technology Corporation, 1630 McCarthy Blvd., Milpitas, CA, 95035-7417, Attention: Investor Relations, or by telephone at (408) 432-2407.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANALOG DEVICES, INC.

Date: December 1, 2016	By:	/s/ David A. Zinsner
	Name:	David A. Zinsner
	Title:	Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated November 30, 2016.

99.1	Press Release dated November 30, 2016.